Exhibit 10.3

SUBSCRIPTION AND COMMON STOCK PURCHASE AGREEMENT

This Subscription and Common Stock Purchase Agreement (this “Agreement”), dated as of November 24, 2009, is by and between Cubic Energy, Inc. (the “Company”), a Texas corporation, and Langtry Mineral & Development, LLC, a Texas limited liability company (“Langtry”).

1.                                       Subscription.  Subject to the terms and conditions hereof, Langtry hereby irrevocably subscribes for and agrees to purchase from the Company 10,350,000 shares (the “Shares”) of Common Stock, par value $0.05 per share (the “Common Stock”), at a purchase price of $1.00 per Share (the “Subscription Price”), and the Company agrees to sell such Shares to Langtry at the Subscription Price.

2.                                       Delivery of Subscription Price; Delivery of Certificates Representing Shares.  Langtry understands and agrees that this subscription is made subject to the following terms and conditions:

(a)                                  Contemporaneously with the execution and delivery of this Agreement, Langtry shall deliver to the Company the consideration contemplated by that certain Purchase and Sale Agreement by and between the Company and Langtry dated November 24, 2009 in satisfaction of the aggregate Subscription Price; and

(b)                                 Certificates representing the Shares will be issued in the name of Langtry as contemplated herein.

3.                                       Delivery of Shares.  The delivery of the Shares by the Company to Langtry shall occur as soon as practicable following the approval of the Company’s application to list additional shares with respect to the Shares on the NYSE Amex LLC and the expiration of any other time period required by law, at a time and location agreed upon by the Company and Langtry (the “Final Closing Date”).  The Company agrees to exercise all commercially reasonable efforts to cause the Final Closing Date to occur at the earliest practical time, but in no event later than March 31, 2010.  On the Final Closing Date, the Company will deliver or cause to be delivered, one or more physical certificates representing the Shares purchased by Langtry.

4.                                       Registration Rights.

(a)                                  Langtry acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended, (the “Securities Act”).  Langtry further agrees that it will not sell, assign or transfer any Shares at any time in violation of the Securities Act and acknowledges that, in taking unregistered securities, it must be able to bear the economic risk of its investment for an indefinite period of time because the Shares have not been registered under the Securities Act, and further realizes that none of the Shares can be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.  Langtry further recognizes that the Company is not assuming any obligation to register any security except as expressly set forth herein.  Langtry also acknowledges that appropriate legends reflecting the status of the Shares under the Securities Act may be placed on the face of the certificates for each such Share at the time of their transfer and delivery to the holder thereof.

(b)                                 No Shares may be transferred except in a transaction which is in compliance with the Securities Act.  Except as provided hereafter with respect to registration of the Shares, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel to the holder of such Share, reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act.

(c)                                  Within 60 days after the written request of Langtry (the “Filing Date”), the Company shall use its best efforts to prepare and file with the Securities and Exchange Commission (the “SEC”), one or more registration statements and such other documents as may be necessary in the opinion of counsel for the Company, and use its commercially reasonable efforts to have such registration statement declared effective in order to comply with the provisions of the Securities Act so as to permit the registered resale of the Shares, for a period of five (5) years following the Closing Date.  The Shares that are registered for resale under such registration statement are referred to herein as the “Offering Securities,” and Langtry, together with its affiliates and transferees, are hereafter referred to as “Offering Holders.”  The Company will include in such registration statement (i) the information required under the Securities Act to be so included concerning the Offering Holders, as provided by the Offering Holders at the reasonable request of the Company, including any changes in such information, or information provided by new Offering Holders, that may be provided by the Offering Holders in writing to the Company from time to time, and (ii) a section entitled “Plan of Distribution,” substantially in the form of Exhibit A hereto, that describes the various procedures that may be used by the Offering Holders in the sale of Offering Securities; provided, however, that no holder of Shares (other than Langtry) shall be entitled to have the securities held by it covered by such registration statement unless such holder agrees in writing to be bound by all the provisions of this Agreement applicable to a holder of Offering Securities.

(d)                                 Notwithstanding the foregoing provisions of this Section 4, the Company may voluntarily suspend the use of any such registration statement for a limited time, if the Company has been advised in writing by counsel or underwriters to the Company that the offering of any Offering Securities pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company.  In addition, the Company may suspend the use of such registration statement for the 15 calendar days following the filing of any Form 8-K, Form 10-Q or Form 10-K, or other comparable form for purposes of filing a post-effective amendment to the registration statement, to the extent that such filings are not automatically incorporated by reference into the registration statement, and until such time as such post-effective amendment is declared effective.  If any event occurs that would cause any such registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, subject to the time periods set forth above, the Company shall promptly file an amendment to the registration statement and use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable thereafter.  Notwithstanding any provision contained herein to the contrary, the Company’s obligation to include, or continue to include, Offering Securities in any such registration statement under this Section 4 shall terminate to the extent such securities are eligible for resale without limitation on the amount of securities sold under Rule 144(e) promulgated under the Securities Act.

(e)                                  If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of the Shares under the Securities Act for the account of an Offering Holder, the Company will, as promptly as possible:

(i)                                     prepare and file with the SEC a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective, subject to the Company’s obligations to file post-effective amendments to such registration statement;

(ii)                                  prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;

(iii)                               include in each such document the names of each Offering Holder who continues to hold Offering Securities, and the names of any new Offering Holders who have delivered written notice to the Company at least three business days prior to the filing thereof that they propose to sell Shares pursuant to the registration statement as selling securityholders;

(iv)                              file pursuant to Rule 424(b) under the Securities Act an amendment to the prospectus contained in the registration statement or amend, if required, the registration statement and prospectus, in each case, to cover new Offering Holders upon at least seven business days’ prior written notice by such new Offering Holders to such effect; provided, however, that (A) in no event shall the Company be required to file pursuant to Rule 424(b) under the Securities Act a prospectus to cover new Offering Holders other than on the third Thursday of each calendar month following the calendar month in which the registration statement is declared effective and (B) in the case where a post-effective amendment is required, in no event shall the Company be required to file a post-effective amendment to cover new Offering Holders other than on the third Thursday of the third full calendar month following the calendar month in which the registration statement is declared effective and the third Thursday of each subsequent third month thereafter; any delay in effectiveness as a result of the foregoing shall be excluded from the periods set forth in subsection (d) above; and

(v)                                 furnish to each Offering Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Securities Act, and such other documents as such Offering Holder may reasonably request in order to facilitate the public sale or other disposition of the Offering Securities owned by such Offering Holder, but such Offering Holder shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval will not be unreasonably withheld, or as may be needed to comply with the requirements of the Securities Act and the rules and regulations thereunder.

(f)                                    Except as provided below in this Section 4, the expenses incurred by the Company to comply with this Section 4, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, premiums for liability insurance, if the Company chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with any state securities laws (“State Acts”), shall be paid by the Company.  All fees and disbursements of any counsel, experts, or consultants employed by any Offering Holder shall be borne by such Offering Holder.  The Company shall not be obligated in any way in connection with any registration pursuant to this Section 4 for any selling commissions or discounts payable by any Offering Holder to any underwriter or broker of securities to be sold by such Offering Holder.  The applicable Offering Holder agrees to pay all expenses required to be borne by such Offering Holder.

(g)                                 In the event of any registration of Offering Securities pursuant to this Section 4, the Company will indemnify and hold harmless each Offering Holder, its officers, directors, investment advisors and each underwriter of such securities, and any person who controls such Offering Holder or underwriter within the meaning of Section 15 of the Securities Act, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Offering Holder, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Offering Holder, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or such underwriter specifically for use in the preparation thereof.

(h)                                 At any time when a prospectus relating to the Offering Securities is required to be delivered under the Securities Act, the Company will notify the Offering Holder of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(i)                                     In the event of any registration of any Offering Securities under the Securities Act pursuant to this Section 4, the Offering Holder agrees to indemnify and hold harmless the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Company, its officers, directors, or such controlling person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Offering Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or any affiliate (as defined in the Securities Act) of such Offering Holder specifically for use in the preparation thereof.

(j)                                     If a claim for indemnification under Section 4 is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any such contribution shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with the defense of any losses to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under Section 4(g) or 4(i) was available to such party in accordance with its terms.  Notwithstanding anything to the contrary contained herein, no Offering Holder shall be liable or required to contribute under this Section 4(j) for any amount that exceeds the net proceeds to such Offering Holder as a result of the sale of Shares pursuant to the registration statement provided by this Section 4.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(j) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The indemnity and contribution agreements contained in this Section 4 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

(k)                                  Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent may not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

(l)                                     With a view to making available to the Offering Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its commercially reasonable efforts to maintain registration of its Common Stock under Section 12 or 15 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the availability of Rule 144.  Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144.  At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Offering Holders, upon request, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Shares.

5.                                       Representations and Warranties of Langtry.  Langtry hereby represents and warrants to the Company as follows:

(a)                                  Langtry is acquiring the Shares for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and applicable state securities laws.

(b)                                 Langtry understands that (i) the Shares (A) have not been registered under the Securities Act or any state securities laws, (B) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and/or Regulation D thereof and (C) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings, and (ii) Langtry must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom.  Langtry further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of Langtry expressed herein.  Pursuant to the foregoing, Langtry acknowledges that the certificates representing each of the Shares shall bear a restrictive legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY AND SUCH OPINION STATES THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION.”

(c)                                  Langtry has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting Langtry’s interest in connection with the acquisition of the Shares.  Langtry understands that the acquisition of the Shares is a speculative investment and involves substantial risks and that Langtry could lose Langtry’s entire investment in the Shares.  Langtry has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Share.  Langtry has the ability to bear the economic risks of Langtry’s investment in the Company, including a complete loss of the investment, and Langtry has no need for liquidity in such investment.

(d)                                 Langtry has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Shares and the merits and risks of an investment in the Shares which Langtry has requested or otherwise needs to evaluate the investment in the Company.

(e)                                  Langtry is in receipt of, and its officers have carefully read, the following items:

(i)                                     Annual Report on Form 10-K for the period ended June 30, 2009 filed by the Company with the SEC;

(ii)                                  Quarterly Report on Form 10-Q for the period ended September 30, 2009 filed by the Company with the SEC; and

(iii)                               All Current Reports on Form 8-K filed by the Company with the SEC subsequent to June 30, 2009 (together with the exhibits thereto, collectively, items (i) and (ii), the “Disclosure Documents”).

(f)                                    In making the proposed investment decision, Langtry is relying solely on investigations made by Langtry and Langtry’s representatives.

(g)                                 Langtry acknowledges that Langtry has been advised that:

(i)                                     The Shares to be issued to it have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company.  Any representation to the contrary is a criminal offense.

(ii)                                  In making an investment decision, Langtry must rely on its own examination of the Company, including the merits and risks involved in an investment in the Shares.  The Shares have not been recommended by any federal or state securities commission or regulatory authority.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation.  Any representation to the contrary is a criminal offense.

(iii)                               The Shares will be “Restricted Securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.  Langtry is aware that it may be required to bear the financial risks of this investment for an indefinite period of time.

(h)                                 Langtry acknowledges and is aware that there has never been any representation, guarantee or warranty made by the Company or any officer, director, employee or agent or representative of the Company, expressly or by implication, as to (i) the approximate or exact length of time that Langtry will be required to remain an owner of the Shares; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or (iii) that the limited past performance or experience on the part of the Company, or any future expectations will in any way indicate the predictable results of the ownership of the Shares or of the overall financial performance of the Company.

(i)                                     Langtry represents and warrants that Langtry is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(j)                                     As of the date of this Agreement Langtry and its affiliates do not have, and during the 30-day period prior to the date of this Agreement Langtry and its affiliates have not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the Common Stock of the Company.

6.                                       Representations and Warranties of the Company.  The Company hereby represents and warrants to Langtry as follows:

(a)                                  Each of the Company and its subsidiaries is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company.  Each of the Company and its subsidiaries has all requisite corporate power and authority and all material government licenses, permits and approvals (i) to own and lease the properties and assets it currently owns and leases and it contemplates owning and leasing and (ii) to conduct its activities as such activities are currently conducted and as are currently contemplated to be conducted.

(b)                                 The authorized capital of the Company immediately prior to the Closing will consist of 120,000,000 shares of common stock, par value $0.05 and 10,000,000 shares of preferred stock, par value $0.01.

(c)                                  The Company has duly authorized the issuance and sale of the Shares in accordance with the terms of this Agreement (as described herein) by all requisite corporate action, including the authorization of the Company’s Board of Directors of the issuance and sale of the Shares in accordance herewith.  This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

(d)                                 The Shares, when issued and paid for in accordance with this Agreement, will represent validly authorized, duly issued and fully paid and nonassessable shares of Common Stock of the Company, and the issuance thereof will not conflict with the articles of incorporation or bylaws of the Company and, subject to the accuracy of the representations and warranties of Langtry herein, will be in full compliance with all federal and state securities laws applicable to such issuance and sale.

(e)                                  The execution and delivery of this Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of or default under, any agreement, indenture or instrument by which the Company is bound or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Company.

(f)                                    The Disclosure Documents that have been filed with the SEC, at the time they were filed with the SEC, each complied in all material respects with the requirements of the Exchange Act, and, when read together, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.                                       Survival; Indemnification.  All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 7 shall survive the Closing.  Langtry acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 5 hereof and that the Company has relied upon such representations, warranties and covenants in determining Langtry’s qualification and suitability to purchase the Shares.  Langtry hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of Langtry herein or the breach of any warranty or covenant herein by Langtry.  Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by Langtry shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

8.                                       Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a)                                  if to the Company, to the following address:

Cubic Energy, Inc.

9870 Plano Road

Dallas, Texas 75238

Attn: Mr. Jon S. Ross

Telephone: (972) 681-8047

(b)                                 if to Langtry, to the following address:

Langtry Mineral & Development, LLC

9870 Plano Road

Dallas, Texas 75232

Attn:  Calvin A. Wallen, III

Telephone:  972-681-8047

Facsimile:  972-681-9687

With a copy (which shall not constitute notice) to:

Barry F. Cannaday

Sonnenschein Nath & Rosenthal LLP

2000 McKinney Ave., Suite 1900

Dallas, Texas 75201

Telephone:  214-259-1855

Facsimile:  214-259-0910

(c)                                  or at such other address as any party shall have specified by notice in writing to the others.

9.                                       Assignability.  This Agreement is not assignable by Langtry, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

10.                                 Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and permitted assigns.

11.                                 Entire Agreement.  This Agreement constitutes the entire agreement of Langtry and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

12.                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Texas.

13.                                 Severability.  If any provision of this Agreement or the application thereof to Langtry or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

14.                                 Headings.  The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

15.                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

[Signature Page to follow]

IN WITNESS WHEREOF, Langtry has executed this Subscription and Common Stock Purchase Agreement as of the date first set forth above.

LANGTRY MINERAL & DEVELOPMENT, LLC

By:	/s/ Calvin A. Wallen, III
Calvin A. Wallen, III
President

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CUBIC ENERGY, INC.

By:	/s/ Jon S. Ross
Jon S. Ross
Secretary

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Exhibit A

PLAN OF DISTRIBUTION

As of the date of this prospectus, we have not been advised by the selling stockholders as to any plan of distribution.  Distributions of the shares by the selling stockholders, or by their partners, pledgees, donees (including charitable organizations), transferees or other successors in interest, may from time to time be offered for sale either directly by such individual, or through underwriters, dealers or agents or on any exchange on which the shares may from time to time be traded, in the over-the-counter market, or in independently negotiated transactions or otherwise.  The methods by which the shares may be sold include:

•                  a block trade (which may involve crosses) in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker or dealer as principal and resale by such broker or dealer for its own account pursuant to this prospectus;

•                  exchange distributions and/or secondary distributions;

•                  sales in the over-the-counter market;

•                  underwritten transactions;

•                  ordinary brokerage transactions and transactions in which the broker solicits purchasers; and

•                  privately negotiated transactions.

Such transactions may be effected by the selling stockholders at market prices prevailing at the time of sale or at negotiated prices.  The selling stockholders may effect such transactions by selling the Common Stock to underwriters or to or through broker-dealers, and such underwriters or broker-dealers may receive compensations in the form of discounts or commissions from the selling stockholders and may receive commissions from the purchasers of the Common Stock for whom they may act as agent.  The selling stockholders may agree to indemnify any underwriter, broker-dealer or agent that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.  We have agreed to register the shares for sale under the Securities Act and to indemnify the selling stockholders and each person who participates as an underwriter in the offering of the shares against certain civil liabilities, including certain liabilities under the Securities Act.

In connection with sales of the Common Stock under this prospectus, the selling stockholders may enter into hedging transactions with broker-dealers, who may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume.  The selling stockholders also may sell shares of Common Stock short and deliver them to close out the short

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positions, or loan or pledge the shares of Common Stock to broker-dealers that in turn may sell them.

The selling stockholders and any underwriters, dealers or agents that participate in distribution of the shares may be deemed to be underwriters, and any profit on sale of the shares by them and any discounts, commissions or concessions received by any underwriter, dealer or agent may be deemed to be underwriting discounts and commissions under the Securities Act.

There can be no assurances that the selling stockholders will sell any or all of the shares offered under this prospectus.

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